Exhibit 1.1

GNC CORPORATION
(a Delaware corporation)
[●] Shares of Common Stock
UNDERWRITING AGREEMENT
Dated: ●, 2006

GNC CORPORATION
(a Delaware corporation)
[●] Shares of Common Stock
(Par Value $0.01 Per Share)
UNDERWRITING AGREEMENT
●, 2006
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
4 World Financial Center
New York, New York 10080
LEHMAN BROTHERS INC.
745 Seventh Avenue
New York, New York 10019
UBS SECURITIES LLC
299 Park Avenue
New York, New York 10171
as Representatives of the several Underwriters
Ladies and Gentlemen:
     GNC CORPORATION, a Delaware corporation (the “Company”), and the persons listed in Schedule B hereto (the “Selling Stockholders”), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Lehman Brothers Inc. (“Lehman”) and UBS Securities LLC (“UBS”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Lehman and UBS are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the Selling Stockholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), set forth in Schedules A and B hereto and (ii) the grant by the Selling Stockholders to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [●] additional shares of Common Stock to cover overallotments, if any. The aforesaid [●] shares of Common Stock to be purchased by the Underwriters (the “Initial Securities”) and all or any part of the [●] shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”
     The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-134710), including the related preliminary prospectus or prospectuses, covering the registration of the Securities under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” Such registration statement, including the amendments thereto, the exhibits and any schedules thereto, the documents incorporated by reference therein pursuant to Item 12 of Form S-1 under the 1933 Act at the time it became effective, together with the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after any such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-1 under the 1933 Act, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).
     All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.
     SECTION 1. Representations and Warranties.
     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:
     (i) Compliance with Registration Requirements. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted and are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information from the

Company in connection with the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been complied with.
     At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     As of the Applicable Time (as defined below) and through the Closing Time and each Date of Delivery, if any, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the last preliminary prospectus distributed to prospective purchasers in connection with the offering as of the Applicable Time and the information included on Schedule C hereto, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     As used in this subsection and elsewhere in this Agreement:
     “Applicable Time” means [●:00] []m (Eastern time) on [DATE] or such other time as agreed by the Company and the Representatives.
     “Statutory Prospectus” as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein.
     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
     “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a Bona Fide Electronic Road Show (as defined below)), as evidenced by its being specified in Schedule E hereto.

     “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.
     The Company has made available a “bona fide electronic road show,” as defined in Rule 433, in compliance with Rule 433(d)(8)(ii) (the “Bona Fide Electronic Road Show”) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Securities.
     Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the General Disclosure Package or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.
     The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, or any amendments or supplements to any of them, made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.
     Each preliminary prospectus (including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     At the time of filing the Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the 1933 Act Regulations.
     (ii) Incorporation of Documents by Reference. (a) The Company meets the requirements to incorporate documents by reference into the Registration Statement pursuant to General Instruction VII to Form S-1 under the 1933 Act and the 1933 Act Regulations.
          (b) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (1) at the time the Registration Statement became effective, (2) at the time the Prospectus was issued and (3) at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus and the General Disclosure Package, in the light of the circumstances under which they were made, not misleading.

     (iii) Independent Accountants. PricewaterhouseCoopers LLP, who has certified certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.
     (iv) Financial Statements. The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position and results of operations of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except that interim financial data shall be subject to normal year-end adjustments consistent with past practice. The supporting schedules, if any, present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been prepared on a basis consistent with that of the audited financial statements included in the Registration Statement. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable. The other financial and statistical information and data included in the Registration Statement, the General Disclosure Package or the Prospectus have been prepared on a basis consistent with the historical consolidated financial statement included in the Registration Statement, the General Disclosure Package or the Prospectus, and the books and records of the Company. The assumptions used in preparing the pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.
     (v) No Material Adverse Change in Business. Neither the Company nor any of its subsidiaries has sustained, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; since such dates, there has not been any change in the capital stock, total debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition, financial or otherwise, stockholders’ equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”) other than as set forth or contemplated in the Registration Statement, the General Disclosure Package or the Prospectus. Other than as set forth or contemplated in the Registration Statement, the General Disclosure Package or the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     (vi) Good Standing of the Company and its Subsidiaries. The Company and each of its subsidiaries have been duly organized or formed and are validly existing as corporations, limited liability companies or limited partnerships in good standing under the laws of their respective jurisdictions of organization, are duly qualified or registered to do business and are in good standing as foreign corporations, limited liability companies or limited partnerships in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate, limited liability company or limited partnership power and authority, as applicable, necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure so to qualify or register or to be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, and, except as created or imposed under the Senior Credit Facility (as disclosed in the Registration Statement, the General Disclosure Package, and the Prospectus), is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement.
     (vii) Capitalization. The authorized capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption entitled, “Description of Capital Stock”. The issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package or the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package or Prospectus). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.
     (viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
     (ix) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Securities conform to all statements relating thereto contained in the Registration Statement, the General Disclosure Package, and the Prospectus; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.
     (x) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter, partnership agreement, operating agreement or by-laws, as applicable, of the Company and its subsidiaries or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”) except for such defaults that would not result in a Material Adverse Effect; and the issue and sale of the Securities, and the authorization, execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of Securities as described under “Use of Proceeds” in the Registration Statement, Prospectus and General Disclosure Package (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, any indenture, mortgage, deed of trust, loan agreement, lease or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, or except as set forth or contemplated in the Registration Statement, Prospectus or General Disclosure Package, (ii) will not result in any violation of the provisions of the charter, partnership agreement, operating agreement or by-laws, as applicable, of the Company or any of its subsidiaries and (iii) will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing, registration or qualification with any such court or governmental agency or body is required for the sale of the Securities by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except for the registration of the Securities under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications (x) as may be required under the 1934 Act and applicable state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and (y) as have been obtained or will be obtained prior to the Closing Time, as hereinafter defined. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.
     (xi) Absence of Labor Dispute. No labor disturbance by the employees of the Company or any subsidiary exists or, to the best of the Company’s knowledge, is imminent that would, individually or in the aggregate, have a Material Adverse Effect.
     (xii) Absence of Proceedings. Except as described in the Registration Statement, General Disclosure Package or Prospectus, there are no legal or governmental proceedings pending to which the Company or any subsidiary is a party or of which any property or assets of the Company or any subsidiary is the subject that, if determined adversely to the Company or any subsidiary would, individually or in the aggregate, have a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation by the Company of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder, and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, General Disclosure Package or Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

     (xiii) Accuracy of Exhibits. There are no contracts or other documents that are required to be described in the Registration Statement, the General Disclosure Package or Prospectus, filed as exhibits to the Registration Statement, the General Disclosure Package or Prospectus or the documents incorporated by reference therein by the 1933 Act or by 1933 Act Regulations that have not been described in the Registration Statement, General Disclosure Package or Prospectus or filed as exhibits to the Registration Statement, General Disclosure Package or Prospectus.
     (xiv) Possession of Intellectual Property. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and each of the subsidiaries owns or has the right to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the “Intellectual Property”) presently employed by it in connection with the businesses now operated by it, free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, and, except as described in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the use of the Intellectual Property in connection with the business and operations of the Company or any of its subsidiaries does not infringe on the rights of any person, except such infringements as would not, individually or in the aggregate, have a Material Adverse Effect.
     (xv) Absence of Manipulation. Prior to the date hereof, neither the Company nor any of its affiliated purchasers (as defined in Regulation M under the 1933 Act) (other than you, as to whom the Company makes no representation) has taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries in connection with the offering of the Securities.
     (xvi) Regulatory Compliance. The Company and its subsidiaries are conducting and have conducted their business, operations and facilities in material compliance with the applicable provisions of the Dietary Supplement Health and Education Act, as amended, the Federal Food, Drug and Cosmetic Act, as amended, the Federal Trade Commission Act and any consent decrees to which the Company or any of its subsidiaries are a party. To the knowledge of the Company and its subsidiaries, there are no facts which are reasonably likely to cause (i) a field notification, field correction, safety alert, recall, or withdrawal relating to any product manufactured or sold by or for the Company or any of its subsidiaries, or (ii) a change in the marketing classification or labeling on any product manufactured, marketed or sold by or for the Company or any of its subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect.
     (xvii) Title to Property. The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except (a) as created or imposed under the Senior Credit Facility (as disclosed in the Registration Statement, the General Disclosure Package, and the Prospectus), (b) as are otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus or (c) such liens, encumbrances and defects as do not materially affect the value of the property of the Company and its subsidiaries taken as a whole and do not materially interfere with the use made and proposed to be made of such property by the Company and any of its subsidiaries, and each lease to which the Company or any of its subsidiaries is a party as lessee is valid and binding, and no default exists thereunder, except (A) (i) where the failure to be so valid and binding and (ii) for such defaults as, in each case, would not, individually or in the aggregate, have a Material Adverse Effect or (B) as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.
     (xviii) Investment Company Act. None of the Company nor any of its subsidiaries is, or after giving effect to the transactions contemplated in this Agreement and upon application of the proceeds as described under the caption “Use of Proceeds” in the Registration Statement, the General Disclosure Package and the Prospectus will be, subject to registration and regulation as an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (xix) Environmental Laws. Except for such matters as would not either (x) individually or in the aggregate, have a Material Adverse Effect or (y) require disclosure in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries (i) are conducting and have conducted their businesses, operations and facilities in compliance with Environmental Laws (as defined below), (ii) possess, and are in compliance with, any and all permits, licenses or registrations required under Environmental Law (“Environmental Permits”), (iii) will not require material expenditures to maintain such compliance with Environmental Laws or their Environmental Permits or to remediate, clean up, abate or remove any Hazardous Substance (as defined below) and (iv) are not subject to any pending or, to the knowledge of the Company, threatened claim or other legal proceeding under any Environmental Laws against the Company or its subsidiaries, and have not been named as a “potentially responsible party” under or pursuant to any Environmental Law. As used in this paragraph, “Environmental Laws” means any and all applicable federal, state, local, and foreign laws, ordinances and regulations, or any administrative or judicial order, consent, decree or judgment thereof, relating to pollution or the protection of human health or the environment, including, without limitation, those governing (i) emissions, discharges, releases or threatened releases of, or exposure to, Hazardous Substances, (ii) the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, or (iii) the investigation, remediation or cleanup of any Hazardous Substances. As used in this paragraph, “Hazardous Substances” means pollutants, contaminants or hazardous, dangerous, toxic, biohazardous or infectious substances, materials or wastes, or any other chemical substance regulated under Environmental Laws.
     (xx) Registration Rights. Except as disclosed in the Registration Statement, the General Disclosure Package, and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights that have been waived or satisfied) to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to register such securities under the 1933 Act.
     (xxi) Accounting Controls and Disclosure Controls. (A) The Company and each of its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) in the 1934 Act Regulations), that is designed to ensure that material information required to be disclosed by the Company reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and each of its subsidiaries have carried out evaluation of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 in the 1934 Act Regulations.
          (B) The Company and each of its subsidiaries make and keep accurate books and records.
          (C) The Company and each of its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for its assets, (iii) access to its assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for its assets is compared with existing assets at reasonable intervals.
          (D) Since the date of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, the Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal accounting controls that could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal accounting controls and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal accounting controls.
          (E) Since the date of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, there have been no significant changes in internal accounting controls or in other factors that could significantly affect internal accounting controls, including any corrective actions with regard to significant deficiencies or material weaknesses that could adversely affect the Company’s ability to record, process, summarize and report financial data.
     (xxii) Payment of Taxes. The Company and each subsidiary have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, except where the failure to so file or pay has not had a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any subsidiary that has had (nor does the Company have any knowledge of any tax deficiency that, if determined adversely to the Company or any subsidiary, would have) a Material Adverse Effect.
     (xxiii) Insurance. The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is commercially reasonable for the conduct of their respective businesses and the value of their respective properties. Neither the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.
     (xxiv) Statistical and Market-Related Data. The market-related and statistical data included in the Prospectus, the General Disclosure Package and the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

     (xxv) Company Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus, the General Disclosure Package and the Registration Statement which is not so described.
     (xxvi) ERISA Compliance. The Company and its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; neither the Company nor any of its subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412(n) or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and the only “pension plan” for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code received a favorable determination letter from the Internal Revenue Service, dated September 9, 2003 and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to adversely affect the status of such letter.
     (xxvii) Issuance of Securities; Dividend Payments. Since the date as of which information is given in the Prospectus, the General Disclosure Package and the Registration Statement through the date hereof, and except as may otherwise be disclosed in the Prospectus, the General Disclosure Package and the Registration Statement, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, that is material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.
     (xxviii) Foreign Corrupt Practices Act. None of the Company nor any of its subsidiaries or any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (xxix) Disclosure in Prospectus. The statements set forth in the Prospectus, the General Disclosure Package and Registration Statement under the captions “United States Federal Income Tax Consequences to Non-U.S. Holders,” “Certain Relationships and Related Transactions,” “Description of Certain Debt,” “Description of Capital Stock,” “Management—Employment Agreements,” “Shares Eligible for Future Sale,” “Business—Government Regulation,” “Business—Franchise Regulation,” “Business—Legal Proceedings” and “Underwriting,” insofar as they purport to summarize the provisions of the laws, documents and proceedings referred to therein, are accurate in all material respects.
     (xxx) No Commissions. There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

     (xxxi) No Outstanding Rights. There are not currently any outstanding subscriptions, rights warrants, calls, commitments of sale or, other than as set forth or disclosed in the Registration Statement, the Prospectus and the General Disclosure Package, options to acquire, or instruments convertible into or exchangeable for, any common stock of the Company or any of its subsidiaries.
     (xxxii) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, and the Company is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions, or which will become applicable to the Company at all times after the effectiveness of the Registration Statement.
     (xxxiii) Other Data. The data related to the store-by-store sales comparisons included in the Prospectus, the General Disclosure Package and the Registration Statement are accurate in all material respects.
     (b) Representations and Warranties by the Selling Stockholders. Each Selling Stockholder severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Stockholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and severally agrees with each Underwriter, as follows:
     (i) Accurate Disclosure. Such Selling Stockholder has reviewed and is familiar with the Registration Statement, the General Disclosure Package and the Prospectus, and, to such Selling Stockholder’s knowledge, (a) at the Applicable Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and the General Disclosure Package and the Prospectus and any amendments or supplements thereto did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (b) as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Time and as of each Date of Delivery, as the case may be, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and the General Disclosure Package and the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; such Selling Stockholder is not prompted to sell the Securities to be sold by such Selling Stockholder hereunder by any material information concerning the Company or any subsidiary of the Company which is not set forth in the General Disclosure Package or the Prospectus.
     (ii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.
     (iii) Authorization of Power of Attorney and Custody Agreement. The Power of Attorney and Custody Agreement, in the form heretofore furnished to the Representatives (the

“Power of Attorney and Custody Agreement”), has been duly authorized, executed and delivered by such Selling Stockholder and is the valid and binding agreement of such Selling Stockholder.
     (iv) Noncontravention. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties.
     (v) Certificates Suitable for Transfer. The Securities to be sold by such Selling Stockholder pursuant to this Agreement are certificated securities in registered form and are not held in any securities account or by or through any securities intermediary within the meaning of the Uniform Commercial Code as in effect in the State of New York (the “UCC”). Certificates for all of the Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with Mark L. Weintrub and Curtis J. Larrimer (each, a “Custodian” and, together, the “Custodians”), with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.
     (vi) Valid Title. Such Selling Stockholder has, and at the Closing Time and any Date of Delivery, will have, valid title to the Securities and has and, at the time of delivery of such Securities, will have valid and marketable title to such Securities, and upon delivery of and payment for such Securities (whether at the time of purchase or any additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Securities free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder or a valid security entitlement in respect of such Securities.
     (vii) Absence of Manipulation. Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (viii) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Stockholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or

in connection with the sale and delivery of the Securities hereunder by such Selling Stockholder or the consummation of the transactions contemplated by this Agreement by such Selling Stockholder, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.
     (ix) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of each of the Representatives (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file, or cause to be filed, any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions imposed in this clause (ix) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. Notwithstanding the foregoing, and subject to the conditions below, the Selling Stockholder may transfer the Securities without the prior written consent of the Representatives, provided that (i) the Representatives receive a signed lock-up letter agreement, substantially in the form of Exhibit E hereto, for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (ii) any such transfer shall not involve a disposition for value, (iii) such transfers are not required to be reported in any public report or filing with the Commission, or otherwise (other than a filing on Form 5, Schedule 13D or Schedule 13G made after the expiration of the restricted period specified above) and (iv) such Selling Stockholder does not otherwise voluntarily effect any public filing or report regarding such transfers: (a) as a bona fide gift or gifts, (b) to any trust for the direct or indirect benefit of such Selling Stockholder or the immediate family of such Selling Stockholder (for purposes of this section 1(b)(ix), “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin), (c) by will or intestate succession, (d) as a distribution to partners or stockholders or members of such Selling Stockholder or (e) to such Selling Stockholder’s affiliates or to any investment fund or other entity controlled or managed by such Selling Stockholder; provided, further, that such Selling Stockholder may sell Common Stock of the Company purchased by such Selling Stockholder on the open market following the Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Commission, or otherwise, (ii) such Selling Stockholder does not otherwise voluntarily effect any public filing or report regarding such sales, (iii) the transferee/donee agrees to be bound by the terms of the lock-up letter agreement substantially in the form of Exhibit E hereto (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party thereto and (iv) such Selling Stockholder notifies the Representatives at least two business days prior to the proposed transfer or disposition.
     (x) No Association with NASD. Except as disclosed to the Underwriters in writing, neither such Selling Stockholder nor any of his, her or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is a person associated with (within the meaning of Article I (dd) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.
     (c) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of a Selling Stockholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.
     SECTION 2. Sale and Delivery to Underwriters; Closing.
     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Stockholder, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or such Selling Stockholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.
     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholders, acting severally and not jointly, hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional [●] shares of Common Stock, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Selling Stockholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.
     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Stockholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Stockholders (such time and date of payment and delivery being herein called “Closing Time”).
     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Stockholders, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Stockholders.
     Payment shall be made to the Selling Stockholders by wire transfer of immediately available funds to a bank account designated by the Custodian pursuant to each Selling Stockholder’s Power of Attorney and Custody Agreement against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.
     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.
     SECTION 3. Covenants of the Company and the Selling Stockholders. The Company covenants with each Underwriter as follows:
     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission relating to the Registration Statement or any document incorporated therein by reference, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.
     (b) Filing of Amendments and 1934 Act Documents. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.
     (c) Delivery of Registration Statements. The Company has furnished or will deliver to each of the Representatives and counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and a signed copy of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify Merrill Lynch, Lehman and UBS and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.
     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”
     (i) Listing. The Company will use its best efforts to effect the listing of the Common Stock (including the Securities, upon notice of issuance) on the New York Stock Exchange.
     (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions imposed in this clause (j) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The foregoing restrictions shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan in effect on the date hereof or (E) the filing of a registration statement on Form S-8, or equivalent form, under the 1933 Act with respect to any stock plan or employee benefit plan in effect on the date hereof.
     (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.
     (l) Issuer Free Writing Prospectuses. Each of the Company and each Selling Stockholder represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission or, in the case of each Selling Stockholder, whether or not required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company and each Selling Stockholder represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.
     SECTION 4. Payment of Expenses.
     (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the costs and expenses incurred by the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (x) the filing fees incident to the review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of the sale of the Securities and (xi) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

     (b) Expenses of the Selling Stockholders. The Selling Stockholders, severally, and not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and other advisors.
     (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a) or Section 11 hereof, the Company and the Selling Stockholders shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.
     (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.
     SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions on the date hereof, at the Closing Time and in the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all of any portion of the Option Securities, as of each Date of Delivery and, at the relevant Date of Delivery:
     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at the Closing Time and at each Date of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A.
     (b) Opinion of Counsel for Company. At the Closing Time and at each Date of Delivery, the Representatives shall have received the favorable opinion, dated as of the Closing Time and as of each Date of Delivery, as applicable, of Gardere Wynne Sewell LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A hereto.
     (c) Opinion of Counsel for the Selling Stockholders. At the Closing Time and at each Date of Delivery, the Representatives shall have received the favorable opinion, dated as of the Closing Time and as of each Date of Delivery, as applicable, of Gardere Wynne Sewell LLP, counsel for the Selling Stockholders, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto.
     (d) Opinion of FDA Regulatory Counsel. At the Closing Time and at each Date of Delivery, Hyman, Phelps &McNamara, P.C., or such other counsel reasonably acceptable to the Underwriters, shall have furnished to the Underwriters its written opinion, as regulatory counsel to the Company, addressed to the Underwriters and dated as of the Closing Time and as of each Date of Delivery, substantially in the form of Exhibit C hereto.
     (e) Opinion of Counsel for Underwriters. At the Closing Time and at each Date of Delivery, the Representatives shall have received the favorable opinion, dated as of the Closing Time and as of each Date of Delivery, as applicable, of Latham & Watkins LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), (ii), (v), (vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (viii), (ix) and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, assume the correctness of opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.
     (f) Officers’ Certificate. At the Closing Time and at each Date of Delivery, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time and as of each Date of Delivery, as applicable, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time and at and as of each Date of Delivery, as applicable, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and at or prior to each Date of Delivery, as applicable, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted and are pending or, to their knowledge, contemplated by the Commission.
     (g) Certificate of Chief Financial Officer. Curtis J. Larrimer, Executive Vice President and Chief Financial Officer of the Company, shall have furnished to the Representatives concurrently with the execution of this Agreement a certificate in the form of Exhibit D hereto.
     (h) Certificate of Selling Stockholders. At the Closing Time and at each Date of Delivery, the Representatives shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Stockholder, dated as of the Closing Time and as of each Date of Delivery, as applicable, to the effect that (i) the representations and warranties of each Selling Stockholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of the Closing Time and as of each Date of Delivery, as applicable and (ii) each Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Time and at or prior to each Date of Delivery, as applicable.
     (i) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Representatives and PricewaterhouseCoopers LLP, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the last preliminary prospectus contained in the Registration Statement immediately prior to effectiveness.
     (j) Bring-down Comfort Letter. At the Closing Time and at each Date of Delivery, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated as of the Closing Time and as of each Date of Delivery, as applicable, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time and each Date of Delivery, as applicable.
     (k) No Material Adverse Change in Business. Neither the Company nor any subsidiary shall have sustained, since the date of the latest audited financial statements included in the Statutory Prospectus as of the Applicable Time, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Statutory Prospectus as of the Applicable Time (exclusive of any supplement thereto); and subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Statutory Prospectus as of the Applicable Time (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term or short-term debt of the Company or any subsidiary or any material adverse change or any development involving a prospective material adverse change, in or affecting the management, condition, financial or otherwise, stockholders’ equity, results of operations, business or prospects of the Company and its subsidiaries, individually or taken as a whole, whether or not arising from transactions in the ordinary course of business, the effect of which, in any such case described above, in the judgment of the Representatives, as to make it impracticable or inadvisable to proceed with the offering on the terms and in the manner contemplated in the Statutory Prospectus as of the Applicable Time (exclusive of any such supplement).
     (l) Approval of Listing. At the Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.
     (m) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
     (n) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit E hereto signed by the persons listed on Schedule D hereto.
     (o) Maintenance of Rating. Since the execution of this Agreement, at the Closing Time and at each Date of Delivery, there shall not have been any decrease in the rating of any of the Company’s securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.
     (p) Additional Documents. At the Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (q) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company and the Selling Stockholders at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.
     SECTION 6. Indemnification.
     (a) Indemnification of Underwriters by the Company. (1) The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:
     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, (A) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the 1933 Act or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to in the previous clause (i); provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Stockholders;
     (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to in the previous clause (i), to the extent that any such expense is not paid under clause (i) or (ii) above;
provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Indemnification of the Underwriters by the Selling Stockholders. Each of the Selling Stockholders severally, and not jointly, in proportion to the number of Securities to be sold by such Selling Stockholder hereunder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the indemnity set forth in paragraph (a) above, in each case (i) to the extent, but only to the extent, (A) that such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein and (B) of the amount of gross proceeds received by such Selling Stockholder in connection with the sale of such Selling Stockholder’s Securities pursuant to this Agreement and (ii) except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), or the General Disclosure Package.
     (c) Indemnification of Company, Directors and Officers and Selling Stockholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Stockholder of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein
     (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought under Sections 6(a), 6(b) and 6(c) above, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 6(a) or 6(b) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
     (f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification.
     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
     The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.
     The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.
     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.
     The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.
     SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Company or any person controlling any Selling Stockholder and (ii) delivery of and payment for the Securities.
     SECTION 9. Termination of Agreement.
     (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to the Closing Time or may terminate the obligations of the Underwriters to purchase the Option Securities, at any time prior to each Date of Delivery, as the case may be, (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or General Disclosure Package, any material adverse change or any development involving a prospective material adverse change, in or affecting the management, condition, financial or otherwise, stockholders’ equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, including, without limitation, as a result of terrorist activities after the date hereof, either within or outside the United States in each case referred to in clauses (i) and (ii) in this Section 9(a) the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National

Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.
     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.
     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:
     (i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or
     (ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.
     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.
     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company and any Selling Stockholder shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.
     SECTION 11. Default by one or more of the Selling Stockholders or the Company. (a) If a Selling Stockholder shall fail at the Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Stockholder is obligated to sell hereunder, and the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Stockholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Stockholders, either (i) terminate this

Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (ii) elect to purchase the Securities which the non-defaulting Selling Stockholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.
     In the event of a default by any Selling Stockholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Stockholders shall have the right to postpone the Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.
     (b) If the Company shall fail at the Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.
     SECTION 12. Tax Disclosure. Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term “tax treatment” is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term “tax structure” includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.
     SECTION 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at each of the following: Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080, attention of Merrill Lynch, Pierce, Fenner & Smith Incorporated (Fax: 212-449-3207); Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 6(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: 212-520-0421); and UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department (Fax: 212-821-6404). Notices to the Company shall be directed to it at GNC Corporation, 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222, attention of Chief Legal Officer (Fax, (412) 338-8900; E-mail, mark-weintrub@gnc-hq.com), with a copy (which shall not constitute notice) to Gardere Wynne Sewell LLP, 1601 Elm Street, Suite 3000, Dallas, Texas 75201-4761, attention of Randall G. Ray, Esq. (Fax, 214-999-3544; E-mail, rray@gardere.com); and notices to the Selling Stockholders shall be directed to Gardere Wynne Sewell LLP, attention of Randall G. Ray, Esq.
     SECTION 14. No Advisory or Fiduciary Relationship. Each of the Company and each Selling Stockholder acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any Selling Stockholder, or its respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) and no Underwriter has any obligation to the Company or any Selling Stockholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Company and each Selling Stockholder, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and each of the Selling Stockholders has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
     SECTION 15. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.
     SECTION 16. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, COUNTERCLAIM OR DISPUTE OF ANY KIND OR NATURE WHATSOEVER ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT (“CLAIM”), DIRECTLY OR INDIRECTLY, SHALL BE GOVERNED BY, ENFORCED UNDER AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 17. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Stockholders each consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholders each hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each Selling Stockholder (on its behalf and, in the case such Selling Stockholder is not an individual, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholders each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and each Selling Stockholder and may be enforced in any other courts to the jurisdiction of which the Company or any Selling Stockholder is or may be subject, by suit upon such judgment.

     SECTION 18. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.
     SECTION 19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Facsimile transmission of any signed original document or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.
     SECTION 20. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Stockholders in accordance with its terms.

Very truly yours,

GNC CORPORATION

By

Joseph Fortunato
Title: President and Chief Executive Officer

ATTORNEY-IN-FACT

By

Mark L. Weintrub
As Attorney-in-Fact acting on behalf of
the Selling Stockholders named in
Schedule B hereto

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO. MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By
Authorized Signatory

LEHMAN BROTHERS INC.
By
Authorized Signatory

UBS SECURITIES LLC
By
Authorized Signatory
For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

Number of
Name of Underwriter	Initial Securities
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.
UBS Securities LLC

Total

Sch A-1

SCHEDULE B

	Number of Initial	Maximum Number of Option
	Securities to be Sold	Securities to Be Sold
GNC CORPORATION
GNC Investors, LLC

Total

Sch B-1

SCHEDULE C
GNC CORPORATION
[●] Shares of Common Stock
(Par Value $0.01 Per Share)
1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $●.

Sch C-1

SCHEDULE D
Laurence M. Berg
Michael S. Cohen
Peter P. Copses
Robert J. DiNicola
Tom Dowd
Joseph Fortunato
George G. Golleher
Darryl Green
Joseph Harch
Andrew S. Jhawar
Lee Karayusuf
Curtis J. Larrimer
Michael Locke
Edgardo A. Mercadante
John R. Ranelli
Reginald N. Steele
Susan Trimbo
Mark L. Weintrub
Joseph J. Weiss
GNC Investors, LLC

Sch D-1

SCHEDULE E
[SPECIFY EACH ISSUER GENERAL USE FREE WRITING PROSPECTUS]

Sch E-1

SCHEDULE F
[SELLING STOCKHOLDERS’ CERTIFICATES]

Sch F-1

Exhibit A
FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)
     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.
     (ii) The Company has the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.
     (iii) The Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or register or to be in good standing would not result in a Material Adverse Effect.
     (iv) The authorized capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption entitled “Description of Capital Stock.” Based solely on a review of the Company’s stock records and on a certificate of one or more officers of the Company, the issued and outstanding capital stock of the Company is as set forth in the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the Underwriting Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the statutory preemptive rights of any securityholder of the Company or in violation of any other preemptive or similar rights of a securityholder of the Company as set forth (a) in the Company’s certificate of incorporation or by-laws or (b) in any written agreement to which the Company is a party, which agreement is material to the Company and its subsidiaries taken as a whole and has been filed with the Commission as an exhibit to the Registration Statement or of which we otherwise have knowledge.
     (v) The Securities to be issued and sold by the Company pursuant to the Underwriting Agreement have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and non-assessable, and no holder of those Securities is or will be subject to personal liability by reason of being such a holder.
     (vi) The issuance of the Securities by the Company under the Underwriting Agreement is not subject to the statutory preemptive rights of any securityholder of the Company or any other preemptive or similar rights of a securityholder of the Company set forth (a) in the Company’s certificate of incorporation or by-laws or (b) in any written agreement to which the Company is a party, which agreement is material to the Company and its subsidiaries taken as a whole and has been filed with the Commission as an exhibit to the Registration Statement or of which we otherwise have knowledge.

     (vii) Each subsidiary of the Company has been duly incorporated or formed and is validly existing as a corporation, limited liability company or limited partnership in good standing (to the extent applicable) under the laws of its jurisdiction of organization or formation, has the corporate, limited liability company or limited partnership power and authority, as applicable, to own, lease and operate its properties and conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified or registered as a foreign corporation, limited liability company or limited partnership, as applicable, to transact business and is in good standing (to the extent applicable) in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or register or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each corporate subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as created or imposed under the Senior Credit Facility (as disclosed in the General Disclosure Package or the Prospectus); none of the outstanding shares of capital stock of any corporate subsidiary was issued in violation of the statutory preemptive rights of any securityholder of such subsidiary or in violation of any other preemptive or similar rights of a securityholder of such subsidiary set forth (a) in such subsidiary’s certificate or articles of incorporation, or other governing or constituent document or by-laws or (b) in any written agreement to which such subsidiary is a party, which agreement is material to the Company and its subsidiaries taken as a whole and has been filed with the Commission as an exhibit to the Registration Statement or of which we otherwise have knowledge.
     (viii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.
     (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted and are pending or have been threatened by the Commission.
     (x) The Registration Statement, including any Rule 462(b) Registration Statement and the Rule 430A Information, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, as of their respective effective or issue dates (other than the financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.
     (xi) The documents incorporated by reference in the General Disclosure Package and the Prospectus (other than the financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

     (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation and by-laws of the Company and the requirements of the New York Stock Exchange.
     (xiii) To our knowledge, there is not pending or overtly threatened in writing to the Company any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which if the subject of an adverse decision would reasonably be expected to result in a Material Adverse Effect or which seeks to enjoin or restrain the consummation by the Company of the transactions described in the Underwriting Agreement or the performance by the Company of its obligations thereunder.
     (xiv) The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “United States Federal Income Tax Consequences to Non-U.S. Holders,” “Certain Relationships and Related Transactions,” “Description of Certain Debt,” “Description of Capital Stock,” “Management Employment Agreements,” “Shares Eligible for Future Sale” and “Business—Legal Proceedings” and Underwriting insofar as they purport to summarize certain provisions of the laws, documents and proceedings referred to therein, fairly summarize such provisions in all material respects. The information in the Prospectus under “United States Federal Income Tax Consequences to Non-U.S. Holders,” “Description of Certain Debt,” “Description of Capital Stock,” “Shares Eligible for Future Sale,” “Business—Government Regulation” and “Business—Legal Proceedings,” and in the Registration Statement under Item 14, to the extent that such information purports to summarize matters of law, legal matters, the Company’s charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and fairly summarizes the matters described therein in all material respects. The statements contained in the Prospectus under the captions “Business—Government Regulation—Franchise Regulation” and “Business—Government Regulation—Environmental Compliance” are accurate summaries of the statutory and regulatory matters referred to therein in all material respects.
     (xv) To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments of the Company or any of its subsidiaries that are material to them and are required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.
     (xvi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency of the United States of America or the State of Texas (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement by the Company or for the offering, issuance, sale or delivery of the Securities by the Company.
     (xvii) The Company’s execution, delivery and performance of the Underwriting Agreement and consummation of the transactions described in the Underwriting Agreement and in the Registration Statement (including the issuance and sale of the Securities by the Company and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use Of Proceeds”) and compliance by the Company with its obligations under the Underwriting Agreement do not and will not (A) whether with or without the giving of notice or lapse of time or both, constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Underwriting Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any written contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject, that is (in any case) material to the Company and its subsidiaries taken as a whole and has been filed with the Commission as an exhibit to the Registration Statement, except (in any case) for such breaches, defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), (B) violate any of the provisions of the currently effective certificate of incorporation or by-laws of the Company or the currently effective governing or constituent documents of any subsidiary of the Company, (C) violate any federal statute, rule, or regulation of the United States of America or any state statute, rule or regulation of the State of Texas applicable to the Company or any subsidiary in connection with the Underwriting Agreement or the Delaware General Corporation Law, limited to the laws customarily applicable to transactions of the type contemplated by the Underwriting Agreement or (D) violate any judgment, order, writ or decree of any government, government instrumentality or court that is addressed to and currently binding on the Company or any of its subsidiaries, which judgment, order, writ or decree is known to us.
     (xviii) To our knowledge, there are no persons with registration rights or other similar rights granted by the Company to have any securities issued by the Company registered pursuant to the Registration Statement.
     (xix) The Company is not required, and upon the issuance and sale of the Securities and the application of the net proceeds therefrom as described in the General Disclosure Package or the Prospectus will not be required, to register as an “investment company” under the 1940 Act.
[The following paragraph may be included in a separate letter.]
       Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information, (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, nothing has come to our attention that would lead us to believe that the documents included in the General Disclosure Package, other than the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement, as of the Applicable Time (which you have informed us is prior to the time of the first sale of the Securities by any Underwriter), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading. With respect to statements contained in the General Disclosure Package, any statement contained in any of the constituent documents shall be deemed to be modified or superseded to the extent that any information contained in subsequent constituent documents modifies or replaces such statement. In making the statements in this paragraph, we are not assuming any responsibility for the accuracy, completeness or fairness of the statements made in the Registration Statement, the Prospectus or the General Disclosure Package (though nothing in this paragraph modifies or negates any opinion we are also rendering to you with respect to those documents).
     In rendering such opinion, such counsel may rely (A) as to state corporate law matters with respect to states other than Texas and Delaware, upon the opinions of local counsel as special counsel to the Company or one or more subsidiaries of the Company (each of which opinions shall be dated and furnished to the Representatives at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that Gardere Wynne Sewell LLP shall state in its opinion that it believes that it and the Underwriters are justified in relying upon any such opinions, and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

Exhibit B
FORM OF OPINION OF COUNSEL FOR THE SELLING STOCKHOLDER(S)
TO BE DELIVERED PURSUANT TO SECTION 5(c)
     (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency of the United States of America or the State of Texas (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we express no opinion) is necessary or required to be obtained by the Selling Stockholders for the performance by each Selling Stockholder of its obligations under the Underwriting Agreement or by such Selling Stockholder the Power of Attorney and Custody Agreement in connection with the offer, sale or delivery of the Securities.
     (ii) Each Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder named therein and constitutes the valid and binding agreement of such Selling Stockholder.
     (iii) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder.
     (iv) Each Selling Stockholder’s execution, delivery and performance of the Underwriting Agreement and the Power of Attorney and Custody Agreement, the sale and delivery of the Securities and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance with its obligations under the Underwriting Agreement have been duly authorized by all necessary corporate, limited liability company or limited partnership action on the part of such Selling Stockholder and do not and will not (A) whether with or without the giving of notice or passage of time or both, constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of such Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which any Selling Stockholder is a party or by which they may be bound, or to which any of the property or assets of the Selling Stockholders may be subject, (B) violate any of the provisions of the governing or constituent documents of such Selling Stockholder, if applicable, (C) violate any federal statute, rule or regulation of the United States of America or any state statute, rule or regulation of the State of Texas applicable to such Selling Stockholder in connection with the Underwriting Agreement or the Delaware General Corporation Law or the Delaware Limited Liability Company Act, limited to the laws customarily applicable to transactions of the type described in the Underwriting Agreement or (D) violate any judgment, order, writ or decree of any government, government instrumentality or court that is addressed to and currently binding on such Selling Stockholder, which judgment, order, writ or decree is known to us.
     (v) Based solely on a review of the Company’s stock records and on a certificate signed by each Selling Stockholder, each Selling Stockholder is the record and registered holder of the Securities to be sold by such Selling Stockholder, and each of the Selling Stockholders has the corporate, limited liability company or limited partnership power to enter into the Underwriting Agreement and the Power of Attorney and Custody Agreement of such Selling Stockholder and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder.
     (vi) Upon the Underwriters’ acquiring possession in the State of New York of stock certificates representing the Securities to be sold by the Selling Stockholders listed on Schedule F to the Underwriting Agreement, endorsed to the Underwriters against payment of the purchase price therefor

B-1

pursuant to the Underwriting Agreement, the Underwriters (assuming that no such Underwriter has “notice” of any “adverse claim,” within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”), to such Securities) will acquire their respective interests in such Securities (including, without limitation, all rights that such Selling Stockholder had or has the power to transfer in such Securities) and will become “protected purchasers” (as defined in Section 8-303(a) of the UCC of the Securities, free of any “adverse claim” within the meaning of Section 8-102(a)(1) of the UCC.

B-2

Exhibit C
FORM OF FDA REGULATORY COUNSEL OPINION TO BE DELIVERED PURSUANT TO SECTION 5(d)
     The statements contained in the Prospectus under the caption “Business—Government Regulation” (excluding the subsections therein under the captions “Franchise Regulation” and “Environmental Compliance”), insofar as they purport to summarize statutory and regulatory matters, documents and/or proceedings referred to therein, fairly and accurately summarize such matters, documents and proceedings in all material respects.

C-1

Exhibit D
FORM OF CERTIFICATE OF CHIEF FINANCIAL OFFICER TO BE DELIVERED PURSUANT TO SECTION 5(g)
I, Curtis Larrimer, Executive Vice President and Chief Financial Officer of GNC Corporation (the “Company”), do hereby certify, pursuant to Section 5(g) of the Underwriting Agreement, dated [                    ], 2006, among the Company and the underwriters listed on Schedule A thereto (the “Underwriters”), relating to purchase and sale of ● shares (● shares, if the Underwriters exercise their over-allotment option) of the Company’s common stock, par value $0.01 per share (the “Stock”), as follows:
1. I am knowledgeable with respect to the internal accounting practices, policies, procedures and controls of the Company.
2. Further to Section 1(a)(xxxiii) of the Underwriting Agreement, I have read the financial data items (the “Items”) identified by you on the attached pages of the Company’s Prospectus, dated [                    ], 2006, relating to the issuance and sale of the Stock (the “Prospectus”).
3. The Items are derived from the Company’s merchandising database, which is directly transferred from the Company’s point of sale system. No facts have come to my attention, after reasonable inquiry, that have caused me to believe that the Company’s merchandising database or point of sale system contain any significant deficiencies in design or operation that would adversely affect the ability of such merchandising database or point of sale system to record, process or report the financial data from which the Items are derived.
4. This certificate is to assist the Underwriters in conducting and documenting their investigation of the affairs of the Company and its subsidiaries in connection with the offering of securities covered by the Prospectus.

Name:	Curtis Larrimer

Title:	Executive Vice President and
Chief Financial Officer

D-1

[Form of lock-up from directors, officers or other stockholders pursuant to Section 5(n)]
Exhibit E
●, 2006
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated,
LEHMAN BROTHERS INC.
UBS SECURITIES LLC
 as Representatives of the several
 Underwriters to be named in the
 within-mentioned Underwriting Agreement
 c/o Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated
4 World Financial Center
New York, New York 10080
     Re:     Proposed Public Offering by GNC Corporation
Dear Sirs:
     The undersigned, a stockholder and/or optionholder [and an officer and/or director] of GNC Corporation, a Delaware corporation (the “Company”), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Lehman Brothers Inc. (“Lehman”) and UBS Securities LLC (“UBS”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and the Selling Stockholders specified (and defined) in the Underwriting Agreement providing for the public offering (the “Offering”) of shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period beginning the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to Offering, the undersigned will not, without the prior written consent of Merrill Lynch, Lehman and UBS, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”), (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iii) publicly announce the intention to do any of the foregoing.

E-1

     Notwithstanding the foregoing, if:
     (1) during the last 17 days of the 180-day lock-up period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or
     (2) prior to the expiration of the 180-day lock-up period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day lock-up period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merrill Lynch. Lehman and UBS waive, in writing, such extension.
     The undersigned hereby acknowledges and agrees that written notice of any extension of the 180-day lock-up period pursuant to the previous paragraph will be delivered by Merrill Lynch, Lehman and UBS to the Company (in accordance with Section 12 of the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial 180-day lock-up period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the 180-day lock-up period (as may have been extended pursuant to the previous paragraph) has expired.
     Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch, Lehman and UBS, provided that (1) Merrill Lynch, Lehman and UBS receive a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:
(i)	as a bona fide gift or gifts; or

(ii)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii)	by will or intestate succession; or

(iv)	as a distribution to partners or stockholders or members of the undersigned; or

(v)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.
     Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise (other than a filing on Form 5, Schedule 13D or Schedule 13G made after the expiration of the restricted period specified above), (ii) the undersigned does not otherwise voluntarily effect any public filing or report

E-2

regarding such sales, (iii) the transferee/donee agrees to be bound by the terms of this lock-up letter agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto and (iv) the undersigned notifies Merrill Lynch, Lehman and UBS at least two business days prior to the proposed transfer or disposition.
     The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Very truly yours,

Signature:

Print Name:

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